SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14 (a)
                    of the Securities Exchange Act of 1934

                         Filed by the Registrant [X]

               Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                   VECTOR ENVIRONMENTAL TECHNOLOGIES, INC.
               (Name of Registrant as Specified in its Charter)

   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction
		computed pursuant to Exchange Act Rule 0-11:

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrant statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

                   VECTOR ENVIRONMENTAL TECHNOLOGIES, INC.
                          (A DELAWARE CORPORATION)
                           1335 GREG STREET #104
                             SPARKS, NV  89431

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JUNE 16, 1997

To the Stockholders:

NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Vector Environmental Technologies, Inc. ("Vector" or "the Company") will be held at the Company's offices located at Suite 1800 -1500 West Georgia Street, Vancouver, British Columbia, Canada, on the 16th day of June, 1997, at 1:00 PM (local time) for the following purposes:


1. To elect three (3) directors to hold office until the next annual election of directors by stockholders or until their respective successors shall have been duly elected and shall have qualified;

2. To increase the number of authorized common shares from 25,000,000 to 100,000,000;

3. To amend the Bylaws to provide for the number of directors to be set by the Board of Directors subject to the provision that the authorized number of directors will be no fewer than 3 (three) nor more than 11 (eleven);

4. To amend the Certificate of Incorporation to change the name of the Company to WaterPur International Inc.; and

5. To transact such other business that may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business on May 5, 1997, as the Record Date for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The stock transfer books will not be closed.

BY ORDER OF THE BOARD OF DIRECTORS



Douglas C. Washburn, Secretary


Dated:  May 14, 1997

                   VECTOR ENVIRONMENTAL TECHNOLOGIES, INC.
                          _________________________

                             PROXY STATEMENT FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 16, 1997
                          _________________________

This Proxy Statement is furnished on behalf of Vector Environmental Technologies, Inc. ("Vector" or the "Company"), a Delaware corporation, for the 1997 Annual Meeting of Stockholders to be held on June 16, 1997 at 1:00 p.m. (local time) and any adjournment(s) thereof at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

The executive offices and mailing address of Vector are located at 1335 Greg Street #104, Sparks, Nevada 89431.

The Notice of Annual Meeting of Stockholders, this Proxy Statement, and Vector's Annual Report to Stockholders, which includes Vector's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1996, are being mailed to stockholders on or about May 12, 1997.

The Record Date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on May 5, 1997. As of the close of business on May 5, 1997 there were 18,135,466 outstanding shares of Vector Common Stock, par value $0.0001 per share (the "Common Stock").

Each outstanding share of common stock entitles the holder to one vote on all matters to be acted upon at the meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast in the election of directors is required for the election of directors and the affirmative vote of a majority of the shares represented at the meeting is required to approve the other matters to be voted upon. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but shall not be counted as voting for purposes of determining whether a nominee has received the necessary number of votes for
election.    Any  shares represented at the Meeting, but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to increase the number of authorized common shares, approve the name change or amend the Bylaws will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of the proposals not to equal or exceed a majority of the quorum required.

Shares represented by proxies will be voted for the election of each nominee director named in this Proxy Statement, the approval of an increase in the number of authorized common shares, the amendment to the Bylaws to provide for the number of directors to be set by the Board of Directors, and the amendment of the Certificate of Incorporation to change the name of the Company to WaterPur International Inc.. The proxy card or vote will be withheld in accordance with the specifications made on the proxy card by the stockholder and, if no specification is made, will be voted in favor of the election of such nominee directors.

Whether or not you expect to be personally present at the meeting, you are requested to mark, date, sign and return the enclosed proxy card. Any stockholder giving a proxy in the form of the accompanying proxy card has the right to revoke the proxy by presenting a duly executed proxy bearing a later date, by attending the meeting and voting in person or by written notification to the Secretary of Vector prior to the meeting.

In addition to proxy soliciting material mailed to the stockholders, officers and employees of Vector may communicate with stockholders personally or by telephone, telegraph, telephone facsimile, electronic mail or mail to solicit their proxy. Brokerage houses and other custodians, nominees and fiduciaries will, in connection with shares of common stock registered in their names, be requested to forward material to the beneficial owners of such shares and to secure their voting instructions. The costs will be borne by Vector.

                            ELECTION OF DIRECTORS

The Bylaws of Vector currently provide that the Board of Directors shall consist of three (3) members.

No circumstances are presently known that would render any nominees named herein unable or unwilling to serve. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of Vector, then any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

The  persons  listed  below  are  current members of the Board of Directors of
Vector.    All of the current directors have agreed to stand for reelection as directors.



                          OTHER POSITIONS WITH
NOMINEE           AGE     THE COMPANY                  SERVICE AS DIRECTOR
---------------------------------------------------------------------------
Amyn S. Dahya     40      President &                  Chairman and Director
                          Chief Executive Officer      since 1994

Sandro Kunzle     42      -                            Director since 1994

Mehdi Nimjee      48      -                            Director since 1994



BOARD AND COMMITTEE MEETINGS
----------------------------
During the fiscal year ended September 30, 1996, there were 9 meetings (including actions by written consent) of the Board in which all directors participated.

During 1996, there were no committees of the Board.

DIRECTOR COMPENSATION
---------------------

Directors not otherwise employed by the Company receive no cash compensation. The Company reimburses directors for costs and expenses relating to attending meetings and other services to the Company.

DIRECTOR STOCK OPTION PLANS
---------------------------

Employee directors of Vector participate in both the 1995 Incentive Stock Option Plan ("ISOP") and the 1995 non-qualified Stock Option Plan ("SOP"). Non-employee directors participate only in the SOP. See "Executive Compensation" for additional information on specific option grants.

                              EXECUTIVE OFFICERS

The following table sets forth certain information concerning the executive officers of the Company. Each executive officer serves at the discretion of the Board of Directors subject to any employment contract.



NAME                  OFFICE                   AGE   EXECUTIVE OFFICER SINCE
----------------------------------------------------------------------------
Amyn S. Dahya         President,               40    1993
                      Chief Executive Officer

Douglas C. Washburn   Secretary, Treasurer     51    1993

Dennis E. Welling     Controller               50    1995



                            BUSINESS EXPERIENCE


The following section summarizes the present occupation and prior business experience during the past five years for each director and executive officer of the Company.


AMYN S. DAHYA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR. Mr. Dahya has extensive international experience in project development, engineering, joint ventures, and finance. Prior to joining the Company in 1993, he held senior positions with Davy McKee, an international engineering firm and in 1987 he founded the Casmyn Group of companies specializing in mineral and environmental engineering, which he has developed for the last nine (9) years. Mr. Dahya serves on the Board of Directors of several companies, including Casmyn Corp., Diamond Fontein International and Vector Venture Corp., where he also holds executive management positions.

SANDRO KUNZLE, DIRECTOR.  Mr. Kunzle has over 23 years of international banking
and  finance  experience.    During  his  career,  Mr.  Kunzle has held senior
positions with several Swiss banks and financial institutions. He currently holds the position of Managing Director of Witra Inc., an investment firm
based  in  Switzerland.    His  expertise in international finance and venture
capital adds significant experience to the Company's international business development efforts. Mr. Kunzle is a director of Casmyn Corp.

MEHDI C. NIMJEE, DIRECTOR. Mr. Nimjee brings to the Company twenty-one years of project management experience in the field of analytical chemistry and its applications to exploration, mining, agriculture, hazardous materials handling and the environment. He has also had experience in designing and setting up project specific laboratories internationally.

DOUGLAS C. WASHBURN, SECRETARY, TREASURER. Mr. Washburn holds an MBA, CPA and currently serves as Corporate Secretary and Treasurer. He brings 24 years of financial management experience to the Company. Prior to joining the Company in 1993, he was a principal at Washburn Partners, a financial consulting firm,
from  1990  to  1993.    Between  1980  and  1990,  he  was Vice President and
Controller of Armco Financial Corporation, a $1 billion multinational merchant bank and its successor Glenfed Financial Corporation. Through his background he brings to the Company expertise in areas of international finance, planning, taxation, accounting and management information systems.

DENNIS  E.  WELLING,  CONTROLLER.    Mr.  Welling,  a  CPA, currently serves as
Controller.    He  has  24  years  internal and external audit and controlling experience. Prior to joining the Company in 1993, he served as Vice President and Controller of Glenfed Financial Corporation from 1991 to 1993. Prior to that he held positions with Deloitte & Touche and Armco Inc. He brings significant management information experience in the mining, manufacturing and financial services sectors.

                TRANSACTIONS WITH DIRECTORS AND OFFICERS

Amyn Dahya, an officer, director and a principal stockholder of the Company is also a director of Casmyn Corp. ("Casmyn"). Sandro Kunzle, a director of the Company is also a director of Casmyn. Casmyn owns 31.2% of the outstanding voting stock of the Company.

The Company shares offices, personnel and facilities with Casmyn and accordingly actual costs related to these officers and personnel and facilities are shared on a pro-rata basis.

Casmyn provides research and development and technical staff. Casmyn bills the Company for these services which approximates cost recovery. During the year ended September 30, 1996, Casmyn billed the Company $285,730 for such services.

At March 31, 1997, the Company owed Casmyn $2,957,996 for research, technical and management services and working capital advances. These advances bear interest at 9% per annum and are due within one year from the date of the advance.

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANGEMENT

The following information table sets forth certain information regarding the Company's common stock owned on March 31, 1997 by (1) any person (including any "group") who is known by the Company to own beneficially more than 5% of its outstanding common stock, (2) person named in the summary compensation table, and (3) all executive officers and directors as a group.



NAME AND ADDRESS                 SHARES OF              PERCENTAGE OF COMMON
OF BENEFICIAL OWNER              COMMON STOCK OWNED     STOCK OUTSTANDING**
----------------------------------------------------------------------------
Amyn Dahya
1335 Greg St., #104                250,000 (1)           1.4%
Sparks, NV. 89431

Mansoor Dahya
1800-1500 West Georgia Street    2,548,698 (2)          13.9%
Vancouver, British Columbia
Canada V6G 2Z6

Dahya Holdings, Inc.
1335 Greg St. #104               2,548,698 (2)          13.9%
Sparks, NV. 89431

Sandro Kunzle
Tenuta Aia Vecchia                  16,750 (1)           nil
58029 Sassofortino (GR)
Italy

Mehdi C. Nimjee
1800-1500 West Georgia St.          33,500 (1)           nil
Vancouver, British Columbia
Canada V6G 2Z6

Casmyn Corp.
1335 Greg St. #104               5,634,756              31.2%
Sparks, NV. 89431

Societe Generale
17 Cours Valny
La Defense                       1,500,000 (3)          8.1%
Cedex
Paris, France

All Executive Officers and
Directors of the Company         2,974,548              16.1%
as a Group (5 persons)

** Based upon 18,135,466 common shares outstanding at March 31, 1997.

(1) Represents currently exercisable options to purchase common stock of the Company at $1.00 per share. Mr. Amyn Dahya is also an officer, director and minority stockholder of Casmyn Corp. Mr. Dahya disclaims beneficial ownership of such shares.

(2) At March 31, 1997, Dahya Holdings, Inc., of which Mr. Amyn Dahya is an officer, director and stockholder, owned 2,548,698 common shares
       	of the 	Company.    Mr.  Mansoor  Dahya,  an  uncle to Mr. Amyn Dahya,
       	owns 91% of the outstanding voting stock of Dahya Holdings, Inc. Amyn Dahya disclaims beneficial ownership of such shares.

(3) Represents 1,000,000 common shares of the Company and 500,000 currently exercisable warrants to purchase common stock of the Company at $3.00 per share.

EXECUTIVE COMPENSATION
----------------------

The following table sets forth the annual remuneration during the fiscal year ended September 30, 1996, which was paid to or accrued for the account of the Company's Chief Executive Officer. No other executive officer received compensation in excess of $100,000 for any of the last three years. No compensation is currently paid to non-employee directors.

                          Summary Compensation Table
                          --------------------------



                       ANNUAL COMPENSATION         LONG TERM COMPENSATION
-----------------------------------------------------------------------------
                                                   SECURITIES
NAME /                                             UNDERLYING       OTHER
POSITION               YEAR      SALARY ($)        OPTIONS (#)      COMP.
-----------------------------------------------------------------------------

Amyn Dahya             1996      $150,000          1,000,000        -0-
President, CEO and     1995      $150,000          1,000,000        -0-
Chairman of the Board  1994      $150,000          1,000,000        -0-
-----------------------------------------------------------------------------


All other executive officers of the Company, received combined annual cash compensation of $100,000 for the fiscal year ended September 30, 1996. In addition, the Company pays a portion of each employee's health insurance premium.

The Company has entered in to a ten (10) year employment contract with Amyn Dahya. Pursuant to the terms of this agreement, Mr. Dahya earns an annual base salary of $150,000, which increases by no less than 10% per year if such an increase is approved by the Board of Directors. Under this contract, Mr. Dahya receives normal group benefits available to other of the Company's executives. This contract also provides Mr. Dahya with the grant of 5 year non-qualified stock options to purchase shares of the Company's common stock at an exercise price of $1.00 per share pursuant to the following schedule:



     NO. OF SHARES    TIME OF VESTING
     -------------    ---------------

     250,000          Immediately upon execution of the Employment Agreement

     250,000          When gross sales of the Company reach $2,500,000

     250,000          When gross sales of the Company reach $5,000,000

     250,000          When gross sales of the Company reach $7,500,000


With the exception of Amyn Dahya, there are no employment contracts, proposed termination of employment or change-in-control arrangements between the Company and any of its directors or executive officers.

OPTION GRANTS
-------------

There were no options granted to Mr. Dahya or any director in the year ended September 30, 1996.

The following table lists the aggregated Option/SAR exercises during the last fiscal year by the named executive officers of the Company and the fiscal year end Option/SAR values of both the exercised and unexercised Option/SAR Grants:


           Aggregated Option/SAR Exercises In Last Fiscal Year And
                      Fiscal Year End Option/SAR Value
           -------------------------------------------------------

                                                         VALUE OF UNEXERCISED
                                NUMBER OF SECURITIES     IN-THE-MONEY OPTIONS
                                UNDERLYING UNEXERCISED   AT SEPT.30,1996
                                OPTIONS AT SEPT.30,1996  EXERCISABLE /
             SHARES   VALUE     EXERCISABLE /            UNEXERCISABLE
NAME         ACQUIRED REALIZED  UNEXERCISABLE            ($000'S)
-----------------------------------------------------------------------------
Amyn S.Dahya 0        0         250,000/750,000          $125/$375



STOCK OPTION PLANS
------------------
During  1995,  the  Company  adopted  a  qualified Incentive Stock Option Plan
(ISOP) which provides that a maximum of 700,000 options to purchase the Company's common stock may be granted to officers and employees and advisors
of  the  Company.    Options granted under the Internal Revenue Code of 1986 as amended (the "Code").

The ISOP is administered by the Board of Directors who determine which persons are to receive options, the number of shares that may be purchased under each option, vesting provisions, option terms and exercise price. Options granted under the ISOP are require to have an exercise price equal to or greater than the market price of the Company's common shares at the grant date. In the event an optionee voluntarily terminates his relationship with the Company, he has the right to exercise his accrued options within 3 months of such termination. However, the Company may redeem any accrued options held by an optionee by paying the difference between the option price and the then fair market value. If an optionee's relationship is involuntarily terminated, other than because of death, he also has the right to exercise the accrued options within thirty (30) days of such termination. Upon death, his estate or heirs have one year to exercise his accrued options.

Options granted under the ISOP are not transferable other than by will or by the laws of descent and distribution. The ISOP provides that the number of shares and the option price will be adjusted on a pro-rata basis for stock splits and stock dividends.

In 1996, options to purchase 10,000 shares of common stock were granted under the ISOP with an exercise price of $1.00 per share which represents the market price per share on the date of the grant. All options granted are exercisable for a period of ten (10) years and vest over a three year period.

The Company also adopted a non-qualified Stock Option Plan (SOP), which grants options to purchase a maximum of 875,000 shares of the Company's common stock to officers, key employees and advisors of the Company. Options granted under the SOP are not intended to qualify as incentive stock options under the Code.

The SOP is administered by the Board of Directors through a committee presently consisting of all three members of the Board which determines which persons receive options under the SOP, the number of shares that may be purchased under each option and the vesting period. The term of all options is five (5) years and all options must be granted within five (5) years from the effective date of the SOP.

Options granted under the SOP are not transferable other than by will or by the laws of descent and distribution. The SOP provides that the number of shares and the option price will be adjusted on a pro-rata basis for stock splits and stock dividends.

In 1996, options to purchase 25,000 shares of common stock at prices ranging from $1.00 to $2.00 per share were granted under the SOP. The vesting period of the options vary for terms of up to three years. Certain of these options were compensatory in nature and resulted in total compensation expense of $99,500 during the year ended September 30, 1995. During the year ended September 30, 1996, 267,000 options were canceled.

Prior  to  September  30,  1994, the Company had granted options to purchase a total of up to 1,350,000 shares of its common stock. These options are not-intended to qualify as incentive stock options under the Code. Included in these options are options to purchase up to 1,000,000 shares at $1.00 granted to the Chief Executive Officer of the Company under an employment agreement. This agreement provides that 25% of such options were vested immediately with the remaining 75% to vest based on the achievement of defined sales goals.

The only other benefit plan offered at the present or during fiscal year 1996 is a major medical plan which is made available to all employees on a non-discriminatory basis. The Company currently maintains no plan which would be termed a "Long-Term Incentive Plan" as defined in Item 402 (a)(6)(iii) of Regulation S-B, nor any benefit plan which would give rise to "Long Term Compensation" as defined in Item 402(b)(iv) of Regulation S-B, except as described above.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
--------------------------------------------------------------------

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and certain written representations, no person who was a director, officer, or beneficial owner of more than 10% of the Company's common stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

  AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
                 COMMON SHARES FROM 25,000,000 TO 100,000,000

The Company's Certificate of Incorporation presently authorizes the issuance of a total of 25,000,000 shares of Common Stock. Of the 25,000,000 authorized common shares, the Company currently has 18,135,466 shares of Common Stock issued and outstanding and 2,670,500 common shares reserved for the exercise of warrants and options as summarized as follows:


NUMBER OF
SHARES OF COMMON STOCK RESERVED FOR        SHARES RESERVED
-----------------------------------        ---------------

Common Stock Warrants                        500,000

Common Stock Options                       2,170,500
                                           ---------
                                           2,670,500
                                           ---------


The Board of Directors has adopted a proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 100,000,000.

The purpose of the proposed amendment is to provide additional shares which could be issued for various purposes and to provide the flexibility which the Board of Directors believes is important to be able to take advantage of financing opportunities and to use for other general corporate purposes without further stockholder approval unless required by applicable law, regulation or stock exchange rule. In addition to availability for financing and other general corporate purposes, the shares would be available for use in acquisitions, additional stock dividends and splits and employee stock benefit
plans.   The Company has no plans, agreements or understandings at the present time for the issuance of the additional shares of common stock to be authorized by the amendment although the Company is continously engaged in discussions with third parties pertaining to possible acquisitions and financings which may require the issuance of additional securities. No holders of any class of stock of the Company are entitled as a matter of right to any preemptive or subscription with respect to any shares of the Company's common stock. Accordingly, the issuance of common stock otherwise than on a pro rata basis to all current stockholders would reduce the current stockholders' proportionate interest.

The proposed amendment is not in response to any effort of which the Company is aware to accumulate the Company's Common Stock or to otherwise obtain control of the Company. Although it is possible that the private placement of a block of the Company's Common Stock could be used as an anti-takeover strategy, the Company has no present intention to issue any stock for any such purpose.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

             AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE
                CORPORATE NAME TO WATERPUR INTERNATIONAL INC.

The Board of Directors is proposing to amend the Company's Articles of Incorporation to change the name of the Company so as to more accurately reflect the Company's core business: water purification and processing systems. If the amendment is adopted stockholders will not be required to exchange outstanding stock certificates for new certificates.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE NAME CHANGE TO WATERPUR INTERNATIONAL INC.

     AMEND THE BYLAWS OF THE COMPANY TO GRANT THE BOARD OF DIRECTORS THE
                 AUTHORITY TO CHANGE THE NUMBER OF DIRECTORS

To provide the Company with the flexibility to respond quickly to changing business demands and requirements, it is recommended that the Bylaws be amended to grant the Board authority to change the authorized number of directors without the approval of stockholders, provided that the authorized number of directors will be no fewer than 3 (three) and no more than 11 (eleven).


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BYLAWS BE AMENDED TO GRANT THE BOARD THE AUTHORITY TO CHANGE THE NUMBER OF DIRECTORS.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP served as Vector's principal independent public accountants during 1996 and are expected to serve as Vector's principal independent accountants for the current year. Representatives of Deloitte & Touche LLP are expected to be present at the 1997 Annual Meeting of Stockholders, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                  DATE OF RECEIPT FOR STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in Vector's proxy statement for consideration at its Annual Meeting of Stockholders by submitting proposals to Vector in a timely manner. In order to be included for the 1998 Annual Meeting, stockholder proposals must be received by Vector no later than March 30, 1998, and must otherwise comply with the requirements of Rule 14a-8.

                        ANNUAL REPORT TO STOCKHOLDERS

The Annual Report to Stockholders of the Company for the fiscal year ended September 30, 1996, including audited financial statements, is being mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                OTHER MATTERS

The management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.

                         ANNUAL REPORT ON FORM 10-KSB

A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Vector Environmental Technologies, Inc. 1335 Greg


Street, Suite #104, Sparks, Nevada, 89431 Attention: Douglas C. Washburn. If Exhibit copies are requested, a copying charge of $.20 per page will be made.

BY ORDER OF THE BOARD OF DIRECTORS


By:      /s/ Douglas C. Washburn
        Douglas C. Washburn, Secretary

May 14, 1997
Sparks, Nevada

                   VECTOR ENVIRONMENTAL TECHNOLOGIES, INC.
                            1335 GREG STREET #104
                              SPARKS, NV  89431

                                    PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Amyn S. Dahya and Dennis E. Welling or either of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Vector
Environmental Technologies, Inc. at the Company's offices located at Suite 1800 - 1500, West Georgia, Street, Vancouver, British Columbia, Canada, on June 16, 1997, at 1:00 PM (local time), and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 14, 1997 as follows:




                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

    IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  	PLEASE MARK VOTES AS
     	IN THE EXAMPLE USING
     	BLACK OR BLUE INK                 VECTOR ENVIRONMENTAL
                                                 TECHNOLOGIES, INC.
                                                 PROXY


1.	The election of three (3) directors      [ ] FOR ALL  [ ] WITHHOLD
	  to hold office until the next annual
  	election of directors by Stockholders    [ ] FOR ALL EXCEPT
	  or until their respective successors
   shall have been duly elected and shall
   have qualified.


	Amyn S. Dahya       Mehdi Nimjee
	Sandro Kunzle

	IF  YOU  WISH  TO WITHHOLD AUTHORITY
	FOR ANY PARTICULAR NOMINEE, MARK THE
	"FOR ALL EXCEPT" BOX AND STRIKE A LINE
	THROUGH THE NOMINEE'S NAME.

2.	To  increase  the  number of authorized  [ ] FOR     [ ] AGAINST
	  common shares from 25,000,000 to
	  100,000,000.                             [ ] ABSTAIN

3. To amend the Certificate of
   Incorporation to change the name of      [ ] FOR     [ ] AGAINST
   the Company to WaterPur International    [ ] ABSTAIN
   Inc.

4.	Amend  the Bylaws to provide for the     [ ] FOR     [ ] AGAINST
  	number of directors to be set by the
	  Board of Directors subject to the        [ ] ABSTAIN
  	provision that the authorized number of
   directors will be no fewer than 3 (three) nor more than 11 (eleven)

	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


	THIS PROXY, WHEN PROPERLY EXECUTED,      Dated:________________, 1997
	WILL BE VOTED IN THE MANNER DIRECTED
	HEREIN BY THE UNDERSIGNED STOCKHOLDER.
	IF NO DIRECTION IS MADE, THIS PROXY      Signature:__________________
	WILL BE VOTED "FOR" PROPOSALS 1,2,
	3, and 4.
                                          Signature,if held
                                          jointly:____________________


 (PLACE STOCKHOLDER LABEL HEREE)          SIGNATURE  SHOULD AGREE WITH
                                          THE NAME ON STOCK CERTIFICATE
                                          AS PRINTED THERON. EXECUTORS,
                                          ADMINISTRATORS, TRUSTEES AND
                                          OTHER FIDUCIAARIES SHOULD SO
                                          INDICATE WHEN SIGNING.

                                          PLEASE MARK, SIGN, DATE AND
                                          RETURN THIS PROXY CARD
                                          PROMPTLY USING THE ENCLOSED
                                          ENVELOPE. A PROMPT REPLY
                                          WILL HELP SAVE THE EXPENSE
                                          OF FOLLOW-UP LETTERS TO
                                          STOCKHOLDERS WHO HAVE NOT
                                          RESPONDED.